EXHIBIT 99.1

SEALE AND BEERS, CPAs
PCAOB & CPAB REGISTERED AUDITORS
www.sealebeers.com

September 8, 2009

Securities and Exchange Commission
Washington, D.C. 20549

Re: EVCarCo, Inc.
      Commission File Number: 333-158293

Ladies and Gentlemen:

We have read Item 4.02 of Form 8-K of EVCarCo, Inc. dated September 1, 2009 and agree with the statements concerning our firm contained therein.

Sincerely,

/s/ Seale and Beers, CPAs

Seale and Beers, CPAs

Seale and Beers, CPAs PCAOB & CPAB Registered Auditors
6490 WEST DESERT INN RD, LAS VEGAS, NEVADA 89146 (702) 253-7492 Fax: (702)253-7501